Item 77Q - SunAmerica Series Trust
Investment Advisory and Management Agreement between SunAmerica
Asset Management, LLC and the Registrant with respect to the SA
BlackRock VCP Global Multi Asset Portfolio, SA Schroders VCP Global Allocation Portfolio, and SA T. Rowe Price VCP Balanced Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of SunAmerica Series Trust (File No. 33-52742) filed on January 13, 2016 pursuant to Rule 485(b) of the Securities Act of 1933, as amended (SEC Accession No. 0001193125-16-428794).
Subadvisory Advisory Agreement between SunAmerica Asset Management,
LLC and T. Rowe Price Associates, Inc. with respect to the SA T. Rowe Price VCP Balanced Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of
SunAmerica Series Trust (File No. 33-52742) filed on January 13, 2016 pursuant to Rule 485(b) of the Securities Act of 1933, as amended (SEC Accession No. 0001193125-16-428794).
Subadvisory Advisory Agreement between SunAmerica Asset Management,
LLC and BlackRock Investment Management, LLC with respect to the SA BlackRock VCP Global Multi Asset Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registration
Statement on Form N-1A of SunAmerica Series Trust (File No. 33-52742) filed on January 13, 2016 pursuant to Rule 485(b) of the Securities Act of 1933, as amended (SEC Accession No. 0001193125-16-428794).
Subadvisory Advisory Agreement between SunAmerica Asset Management,
LLC and Schroder Investment Management North America Inc. with respect to the SA Schroders VCP Global Allocation Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registration
Statement on Form N-1A of SunAmerica Series Trust (File No. 33-52742) filed on January 13, 2016 pursuant to Rule 485(b) of the Securities Act of 1933, as amended (SEC Accession No. 0001193125-16-428794).
Sub-Subadvisory Advisory Agreement between SunAmerica Asset
Management, LLC and Schroder Investment Management North America
Limited with respect to the SA Schroders VCP Global Allocation Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of SunAmerica Series Trust (File No. 33-52742) filed on January 13, 2016 pursuant to Rule 485(b) of the Securities Act of 1933, as amended (SEC Accession No. 0001193125-16-428794).